Exhibit 10.2

LOCK-UP AGREEMENT

August __, 2024

Re:	Securities Purchase Agreement, dated as of August __, 2024 (the “Purchase Agreement”), between Aditxt, Inc. (the “Company”) and the purchasers signatory thereto (each, a “Purchaser” and, collectively, the “Purchasers”)

Ladies and Gentlemen:

Defined terms not otherwise defined in this letter agreement (the “Letter Agreement”) shall have the meanings set forth in the Purchase Agreement. Pursuant to Section 2.2(a) of the Purchase Agreement and in satisfaction of a condition of the Company’s obligations under the Purchase Agreement, the undersigned irrevocably agrees with the Company that, from the date hereof until fifteen (15) days after the Closing Date (such period, the “Restricted Period”) the undersigned will not (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”) or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation, Common Stock or such other securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant), or publicly disclose the intention to make any offer, sale, pledge or disposition, (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or such other securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (3) make any demand for or exercise any right with respect to the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock, in each case other than the transfer of Common Stock (A) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein (and, to the extent any interest in the Company’s securities is retained by the undersigned, or the undersigned’s spouse or immediate family member, such securities shall remain subject to the restrictions contained herein), (B) to any member of the immediate family of the undersigned or any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided, further, that any such transfer shall not involve a disposition for value, (C) consisting of any shares acquired in open market transactions after the date of the Prospectus, (D) by will or intestate succession upon the death of the undersigned, provided that the transferee agrees to be bound in writing by the restrictions set forth herein, (E) if the undersigned is a corporation, limited liability company, partnership, trust or other business entity, (i) to another corporation, member, partner, trust or other business entity that is a direct or indirect affiliate (as defined in Rule 405 promulgated under the Securities Act) of the undersigned or (ii) as part of a pro rata distribution or transfer by the undersigned to its stockholders, members, partners, beneficiaries or other equity holders, provided, however, that in any transfer contemplated in (E)(i) or (E)(ii) above, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such securities subject to the provisions of this Letter Agreement and there shall be no further transfer of such securities except in accordance with this Letter Agreement, and provided, further, that any such transfer or distribution shall not involve a disposition for value, (F) to the Company in connection with the “cashless” exercise of options to purchase shares of Common Stock pursuant to employee benefit plans disclosed in the Prospectus or the documents incorporated by reference therein, (G) in connection with the “net exercise” of warrants held by the undersigned as of the date of the Prospectus, (H) to the Company to satisfy tax withholding obligations in connection with the vesting or exercise of equity incentive awards under the Company’s employee benefit plans disclosed in the Prospectus or the documents incorporated by reference therein, (I) to the Company in connection with the repurchase of shares of Common Stock issued pursuant to employee benefit plans disclosed in the Prospectus or the documents incorporated by reference therein upon the termination of service pursuant to an existing company right, (J) pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of the Company’s capital stock involving a change of control of the Company, provided that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the undersigned’s securities of the Company shall remain subject to the restrictions contained herein, or (K) pursuant to operation of law, including pursuant to a domestic order or negotiated divorce settlement, provided that any such transferee agrees to be bound in writing by the restrictions set forth herein; provided, further, however that in the case of any transaction, transfer, exercise or distribution pursuant to clauses (A) – (C) or (E) – (H), no filing under Section 16(a) of the Exchange Act reporting a reduction in beneficial ownership of shares of Common Stock shall be required or shall be voluntarily made during the Restricted Period (other than a filing on Form 5 made after the expiration of the Restricted Period). Additionally, this Letter Agreement shall not restrict the undersigned from (Y) exercising any (i) option to purchase Common Stock granted under the Company’s employee benefits plans disclosed in the Prospectus or the documents incorporated by reference therein or (ii) warrant to purchase Common Stock outstanding on the date of the Prospectus, provided, in either case, that the underlying shares received upon exercise of such option or warrant shall continue to be subject to the restrictions on transfer set forth herein, or (Z) entering into a written plan meeting the requirements of Rule 10b5-1 under the Exchange Act relating to the sale of Common Stock, provided that the securities subject to such plan may not be sold until after the expiration of the Restricted Period, no public announcement of such plan shall be required or shall be voluntarily made during the Restricted Period and no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the Restricted Period. For purposes of this Letter Agreement, “immediate family” shall mean any relationship by blood, domestic partnership, marriage or adoption, not more remote than first cousin.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the Common Stock, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

The undersigned acknowledges that the execution, delivery and performance of this Letter Agreement is a material inducement to each Purchaser to complete the transactions contemplated by the Purchase Agreement and the Company shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Letter Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Purchase Agreement.

This Letter Agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company and the undersigned. This Letter Agreement and any claim, controversy or dispute arising under or related to this Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York.

The undersigned agrees and understands that this Letter Agreement does not intend to create any relationship between the undersigned and any Purchaser and that no Purchaser is entitled to cast any votes on the matters herein contemplated and that no issuance or sale of the Shares is created or intended by virtue of this Letter Agreement.

This Letter Agreement shall be binding on successors and assigns of the undersigned with respect to the Shares and any such successor or assign shall enter into a similar agreement for the benefit of the Purchasers.

Very truly yours,

Entity Name (if applicable):_____________________________

By/Signed:
Name:
Title: